Exhibit 1.1

Bioceres S.A.
[●] American Depositary Shares
Representing [●] Ordinary Shares
(Nominal Value [●] Per Share)

FORM OF UNDERWRITING AGREEMENT

[●], 2018

JEFFERIES LLC
PIPER JAFFRAY & CO.
As Representatives of the several Underwriters named in Schedule I hereto

c/o Jefferies LLC
520 Madison Avenue
New York, New York, 10022

and

Piper Jaffray & Co.
800 Nicollet Mall, Suite 800
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

Bioceres S.A., a corporation (sociedad anónima) incorporated under the laws of the Argentine Republic (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [●] American Depositary Shares (“ADSs”), each representing [●] ordinary shares, nominal value 1 Argentine Pesos per share of the Company (each an “Ordinary Share”).  The [●] ADSs to be sold by the Company are called the “Firm ADSs.” In addition, the Company has granted to the several Underwriters an option to purchase up to [●] additional ADSs on the terms and for the purposes set forth in Section 3 hereof (the “Option ADSs”).  The Firm ADSs and any Option ADSs purchased pursuant to this Underwriting Agreement are herein collectively called the “Offered ADSs.” The Ordinary Shares represented by the Firm ADSs are hereinafter called the “Firm Shares,” the Ordinary Shares represented by the Optional ADSs are hereinafter called the “Optional Shares,” and the Firm Shares and Optional Shares are hereinafter collectively called the “Underlying Shares.”  Unless the context otherwise requires, each reference to the Firm ADSs, the Optional ADSs or the Offered ADSs herein also includes the Underlying Shares.  Jefferies LLC and Piper Jaffray & Co. have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered ADSs.

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated on or prior to the First Closing Date (as defined below), among the Company, Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and holders from time to time of the American Depositary Receipts (“ADRs”) issued by the Depositary and evidencing the ADSs.  Each reference herein to an ADR shall include the corresponding ADS, and vice versa.

The Company is concurrently entering into an agreement, dated the date hereof (the “Argentine Placement Agreement”), with AR PARTNERS S.A. and BAF SECURITIES S.A. (jointly, the “Argentine Placement Agents”) providing for the concurrent offering (the “Argentine Offering”) and sale by the Company of [●] Ordinary Shares in the Republic of Argentina (the “Argentine Shares”).  The Argentine Offering will be carried out by the Argentine Placement Agents and will be made pursuant to an offering document substantially similar to the Prospectus (as defined below) in the Spanish language (the “Argentine Prospectus”).

It is understood that, in order to complete the proposed capital increase in accordance with Argentine law, the Company has launched and will consummate a preemptive rights and accretion rights offer to its existing shareholders as described in the Registration Statement (as defined below), each Preliminary Prospectus (as defined below) and the Prospectus (as defined below) (the “Preemptive Rights Subscription”).  In order for the Underwriters to acquire the Firm ADSs being issued and sold by the Company hereunder, (i) certain shareholders of the Company have, pursuant to certain preemptive rights assignment agreements (the “Preemptive Rights Assignment Agreements”), assigned to AR PARTNERS S.A., in its capacity as rights exercise agent (the “Rights Exercise Agent” and the “Preemptive Rights Assignment”) all their preemptive rights to acquire Ordinary Shares pursuant to the Preemptive Rights Subscription, representing [●]% of the Company’s proposed capital increase (the “Preemptive Rights”), and (ii) the Rights Exercise Agent shall, upon a written instruction issued by the Representatives, exercise such preemptive rights (the “Preemptive Rights Exercise”) pursuant to the Preemptive Rights Assignment Instruction in the form attached as an exhibit to the Preemptive Rights Assignment Agreements (the “Preemptive Rights Exercise Instruction”). The Representatives shall instruct the Rights Exercise Agent not to exercise any related accretion rights.  The Preferential Subscription, the Preemptive Rights Assignment and the Preemptive Rights Exercise are collectively referred to herein as the “Preferential Subscription Transactions,” and the Preemptive Rights Assignment Agreements and the Preemptive Rights Exercise Instruction are collectively referred to herein as the “Preferential Subscription Documents.”

The Company hereby confirms its agreement with respect to the sale of the Offered ADSs to the several Underwriters. The Representatives have instructed the Rights Exercise Agent to exercise the Preemptive Rights on behalf of the Underwriters pursuant to the Preemptive Rights Assignment Agreements dated the date hereof in an amount equal to the Firm ADSs and the full amount of Option ADSs.

1.             Registration Statements and Prospectus.  A registration statement on Form F-1 (File No. 333‑[●]) with respect to the Underlying Shares, which includes a form of prospectus to be used in connection with the public offering and sale of the Offered ADSs, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (“Securities Act”).  Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act, including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Offered ADSs is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement.  The Company has prepared and filed with the Commission a registration statement on Form F-6 (File No. 333-[●]) relating to the Offered ADSs.  Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act is called the “F-6 Registration Statement.” The prospectus, in the form first used by the Underwriters to confirm sales of the Offered ADSs or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act is called the “Prospectus.” The preliminary prospectus, dated [●], describing the Offered ADSs and the offering thereof is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus in preliminary form that describes the Offered ADSs and the offering thereof and is used prior to the filing of the Prospectus is called a “preliminary prospectus.” As used herein, “Time of Sale” is [●][a.m.][p.m.] (New York City time) on the date hereof.  As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “issuer free writing prospectus” has the meaning set forth in Rule 433 under the Securities Act and “Time of Sale Disclosure Package” means the Preliminary Prospectus, together with the free writing prospectuses, if any, identified in Schedule II hereto.  As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered ADSs contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act).  As used herein, “Section 5(d) Written Communication” means each written communication (within the meaning of Rule 405 under the Securities Act) that is made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company to one or more potential investors that are qualified institutional buyers (“QIBs”) and/or institutions that are accredited investors (“IAIs”), as such terms are respectively defined in Rule 144A and Rule 501(a) under the Securities Act, to determine whether such investors might have an interest in the offering of the Offered ADSs; “Section 5(d) Oral Communication” means each oral communication, if any, made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company made to one or more QIBs and/or one or more IAIs to determine whether such investors might have an interest in the offering of the Offered ADSs; “Marketing Materials” means any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered ADSs, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically); and “Permitted Section 5(d) Communication” means the Section 5(d) Written Communication(s) and Marketing Materials listed on Schedule IV attached hereto.

All references in this Agreement to the Registration Statement, the F-6 Registration Statement, any preliminary prospectus (including the Preliminary Prospectus) or the Prospectus, or any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

2.             Representations and Warranties.

(a)           Representations and Warranties.  The Company hereby represents, warrants and covenants to each Underwriter, as of the date of this Agreement, as of the First Closing Date (as hereinafter defined) and as of the Option Closing Date (as hereinafter defined), if any, as follows:

(i)            Registration Statements and Prospectuses.  Each of the Registration Statement and the F-6 Registration Statement and any post-effective amendment thereto have become effective under the Securities Act.  The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information, if any.  No stop order suspending the effectiveness of the Registration Statement, the F-6 Registration Statement or any post-effective amendment thereto has been issued, and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission.  No order preventing or suspending the use of any preliminary prospectus or the Prospectus (or any supplement thereto) has been issued by the Commission and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission.  As of the time each part of each of the Registration Statement and the F-6 Registration Statement (or any post‑effective amendment thereto) became or becomes effective, such part conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations.  Upon the filing or first use within the meaning of the Rules and Regulations, each Preliminary Prospectus and the Prospectus (or any supplement to either) conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations.

(ii)           Accurate Disclosure.  Each Preliminary Prospectus, at the time of filing thereof or the time of first use within the meaning of the Rules and Regulations, complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation S‑T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered ADSs, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Each of the Registration Statement, the F-6 Registration Statement and any amendment thereto, at the effective time of each part thereof, at the First Closing Date (as defined below) or at each Option Closing Date (as defined below), complied and will comply in all material respects with the Securities Act did not, does not and will not contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  As of the Time of Sale (as defined below), neither (A) the Time of Sale Disclosure Package (as defined below) nor (B) any issuer free writing prospectus (as defined below), when considered together with the Time of Sale Disclosure Package, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Neither the Prospectus nor any supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) of the Rules and Regulations, at the First Closing Date or at each Option Closing Date, if any, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The representations and warranties in this Section 2(a)(ii) shall not apply to statements in or omissions from any preliminary prospectus, the Registration Statement or the F-6 Registration Statement (or any amendment thereto), the Time of Sale Disclosure Package or the Prospectus (or any supplement thereto) made in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company in writing by you, or by any Underwriter through you, specifically for use in the preparation of such document, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(e).

(iii)           Issuer Free Writing Prospectuses.

(A)          Each issuer free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered ADSs or until any earlier date that the Company notified or notifies the Representatives as described in Section 4(c)(ii), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the F-6 Registration Statement, any preliminary prospectus or the Prospectus.  The foregoing sentence does not apply to statements in or omissions from any issuer free writing prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(b).

(B)           As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not and will not be (as applicable) an “ineligible issuer,” in connection with the offering of the Offered ADSs pursuant to Rules 164, 405 and 433 under the Securities Act, without taking account of any determination by the Commission pursuant to Rule 405 of the Rules and Regulations that it is not necessary that the Company be considered an ineligible issuer.

(C)           Each issuer free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act.

(D)          Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered ADSs did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus and not superseded or modified.

(E)           Except for the issuer free writing prospectuses, if any, identified in Schedule II, and electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior written consent, prepare, use or refer to, any free writing prospectus.

(F)           Each Road Show, when considered together with the Time of Sale Disclosure Package, did not, as of the Time of Sale, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv)          Emerging Growth Company.  From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication (as defined below)) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(v)           Testing-the-Waters Materials.  The Company (i) has not alone engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications.  The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications.  The Company has not distributed any Written Testing-the-Waters Communications (as defined below) other than those listed on Schedule IV hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.  Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement or the Time of Sale Disclosure Package, complied in all material respects with the Securities Act, and when taken together with the Time of Sale Disclosure Package as of the Time of Sale, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vi)          No Other Offering Materials.  The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Offered ADSs other than any preliminary prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that, except as set forth on Schedule II, the Company has not made and will not make any offer relating to the Offered ADSs that would constitute a free writing prospectus, except in accordance with the provisions of Section 4(n) of this Agreement and, except as set forth on Schedule IV, the Company has not made and will not make any communication relating to the Offered ADSs that would constitute a Testing-the-Waters Communication, except in accordance with the provisions of Section 2(a)(v) of this Agreement and any Permitted Section 5(d) Communications.

(vii)         Financial Statements.  The financial statements of the Company and its consolidated subsidiaries and Rizobacter Argentina S.A. and its consolidated subsidiaries (“Rizobacter”) together with the related notes, set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and fairly present the financial condition of the Company and its consolidated subsidiaries and Rizobacter as of the dates indicated and the results of operations, changes in stockholder equity and changes in cash flows for the periods therein specified in conformity with International Financial Reporting Standards as published by the International Accounting Standards Board (“IFRS”) consistently applied throughout the periods involved, except as may expressly stated in the related notes thereto;  to the extent applicable, all financial information included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Securities Act; the financial data set forth in each of the Registration Statement, the Time of Sale Disclosure Package and the Prospectus fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus; the pro forma condensed financial information of the Company and its subsidiaries and Rizobacter and the related notes thereto included under the caption “Summary—Summary of Pro Forma Financial Information,” “Unaudited Pro Forma Condensed Selected Financial Data” and elsewhere in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus fairly present the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; and, except as disclosed in the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Securities Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s knowledge, material future effect on the Company’s or and Rizobacter’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses.  No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.  Price Waterhouse & Co. S.R.L., which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, (i) is an independent registered public accounting firm as required by the Securities Act, and the Rules and Regulations, the Exchange Act, the Public Company Accounting Oversight Board (“PCAOB”) and in compliance with any independence requirements in Argentina, (ii) is a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) or has received an exemption from the requirement to be a registered public accounting firm, (iii) is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act, (iv) is in compliance with the applicable requirements relating to qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act, and (v) is a registered public accounting firm as defined by PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(viii)        Organization and Good Standing.  Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation.  Each of the Company and its subsidiaries has full corporate or organizational power and authority to own, lease and operate its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and to enter into and perform its obligations under this Agreement, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would (i) have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, (ii) prevent or materially interfere with the consummation of the transactions contemplated by this Agreement, the Deposit Agreement, or the Preferential Subscription Documents, or (iii) result in the delisting of the ADSs from the New York Stock Exchange (“NYSE”) (each of (i), (ii), and (iii) a “Material Adverse Effect”).

(ix)          Absence of Certain Events.  Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, or has entered into any transactions not in the ordinary course of business or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and there has not been any change in the capital stock (other than a change in the number of outstanding Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities), or any material change in the short term or long term debt (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any material adverse change in the general affairs, condition (financial or otherwise), earnings, business, prospects, management, properties, operations, assets, liabilities or results of operations of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, taken as a whole (“Material Adverse Change”) or any development which could reasonably be expected to result in any Material Adverse Change.

(x)           Absence of Proceedings.  Except as set forth in the Time of Sale Disclosure Package and in the Prospectus, to the knowledge of the Company, there is not pending, threatened or contemplated, any action, suit, inquiry, investigation or proceeding (a) to which the Company or any of its subsidiaries is a party or (b) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee benefit plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary before or by any court or Governmental Authority (as defined below), or any arbitrator, which, individually or in the aggregate, might result in any Material Adverse Change, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, the Deposit Agreement, the Argentine Placement Agreement or which are otherwise material in the context of the sale of the Offered ADSs.  To the knowledge of the Company, there are no current or pending, legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any of its subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary, that are required to be described in the Registration Statement, Time of Sale Disclosure Package and Prospectus by the Securities Act or by the Rules and Regulations and that have not been so described.

(xi)          Disclosure of Legal Matters.  There are no laws, statutes, rules, regulations, contracts or documents that are required to be described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus or required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so described or filed.

(xii)         Authorization; No Conflicts; Authority.  This Agreement, the Deposit Agreement and the Argentine Placement Agreement have each been duly authorized, executed and delivered by the Company, and each constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms.  The execution, delivery and performance of this Agreement, the Deposit Agreement and the Argentine Placement Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the provisions of the Company’s bylaws (or similar governing document) or (C) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (each, a “Governmental Authority”), except in the case of clauses (A) and (C) as would not result in a Material Adverse Effect.  A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.  No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of this Agreement, the Deposit Agreement or the Argentine Placement Agreement or for the consummation of the transactions contemplated hereby or thereby, including the issuance of the Underlying Shares or sale of the Offered ADSs by the Company, except such as may be required (1) under the Securities Act, (2) under the rules of the Financial Industry Regulatory Authority (“FINRA”), (3) under state securities or blue sky laws, (4) from the Comisión Nacional de Valores (“CNV”) and the Bolsas y Mercados Argentinos S.A. (“BYMA”) relating to the offering of the Underlying Shares and the Argentine Shares and listing of the Argentine Shares, or (5) as may be required from the Argentine Central Bank, CNV and BYMA relating to the payment of fees, commissions and reimbursement of expenses pursuant to this Agreement, the Argentine Placement Agreement and the Deposit Agreement; and the Company has full power and authority to enter into this Agreement, the Deposit Agreement and the Argentine Placement Agreement and to consummate the transactions contemplated hereby and thereby, including the issuance of the Underlying Shares and the sale of the Securities as contemplated by this Agreement.

(xiii)        Indemnification.  The indemnification and contribution provisions set forth in Section 6 of this Agreement do not contravene Argentine law or public policy.

(xiv)        Preferential Subscription Documents.  Each of the Preferential Subscription Documents to which the Company is a party has been duly authorized by the Company and each constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms.

(xv)         Capitalization; Offered ADSs; Registration Rights.  All of the issued and outstanding shares of capital stock of the Company, including the outstanding Ordinary Shares, are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive, accretion or other rights of any securityholder of the Company and are not subject to additional preferential subscription rights, except as otherwise stated in the Registration Statement, the Time of Sales Disclosure Package and the Prospectus, and the holders thereof are not subject to personal liability by reason of being such holders.  The Underlying Shares have been duly authorized and, when deposited with the Depositary, will be validly issued, fully paid and non-assessable.  Upon due and authorized issuance by the Depositary of the ADRs evidencing the Offered ADSs against deposit of the Underlying Shares in respect thereof in accordance with the Deposit Agreement and upon payment by the several Underwriters for the Offered ADSs evidenced thereby in accordance with this Agreement, such Offered ADSs evidenced by such ADRs will be duly and validly issued and fully paid, and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.  The capital stock of the Company, including the Ordinary Shares, ADSs and ADRs, conforms to the description thereof in the Registration Statement and the F-6 Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.  Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, (A) there are no preemptive rights, accretion rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Ordinary Shares, ADS or ADRs pursuant to the laws of the Company’s jurisdiction of incorporation, the Company’s charter or bylaws (or similar governing documents) or any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound; (B) none of the filing of the Registration Statement or the F-6 Registration Statement, the issuance of the Underlying Shares, or the offering or sale of the Offered ADSs as contemplated by this Agreement, does or will give rise to any rights for or relating to the registration of any Ordinary Shares or other securities of the Company (collectively “Registration Rights”) and (C) any person to whom the Company has granted Registration Rights has agreed not to exercise such rights until after expiration of the Lock-Up Period (as defined below).  All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, mortgages, pledges, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.  The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.  The Ordinary Shares and the Offered ADSs conform in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Prospectus.

(xvi)        Caja de Valores.  The Underlying Shares to be issued and sold by the Company hereunder may be freely deposited by the Company with the Depositary by book entry transfer at the Caja de Valores S.A.  Upon the due issuance by the Depositary of ADRs evidencing ADSs, such ADRs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADSs will conform in all material respects to the description thereof contained in the Registration Statement, Time of Sale Disclosure Package, and the Prospectus.  The ADSs, when issued, are freely transferable by the Company to or for the account of the several Underwriters, and are freely transferable by each of the Underwriters to the initial purchasers thereof in the manner contemplated by the Prospectus.  Certain shareholders of the Company have validly assigned the Preemptive Rights to the Rights Exercise Agent pursuant to the Preemptive Rights Assignment Agreements.

(xvii)       Stock Options.  Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company.  The description of the Company’s stock option, stock grants and other stock plans or arrangements (the “Company Stock Plans”), and the participations rights agreements, options or other rights granted thereunder (the “Awards”), set forth in the Time of Sale Disclosure Package and the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, agreements, options and rights.  Each grant of an Award disclosed in the Time of Sale Disclosure Package or Prospectus as intended to be made was duly authorized by the Board and shareholders of the Company, and granted to its beneficiaries and holders, respectively, and the stock grants will be duly granted and outstanding upon execution of the stock grant agreements by the compensation committee of the Company.

(xviii)      Compliance with Laws.  The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self‑regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of or non-compliance with any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and each of its subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(xix)         Ownership of Assets.  The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.  The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

(xx)          Intellectual Property.

(A)          The Company and each of its subsidiaries owns, possesses, has a valid license to use, or can acquire on reasonable terms, all material Intellectual Property necessary for the conduct of the Company’s and it subsidiaries’ businesses as now conducted or as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus to be conducted except where lack of ownership or right to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect.  Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the material Intellectual Property purported to be owned by the Company and its subsidiaries is owned free and clear from any liens, encumbrances, or other third party rights, and the Company and its subsidiaries have the sole and exclusive rights to use and exploit such Intellectual Property.  To the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any Intellectual Property necessary for the conduct of the Company’s and it subsidiaries’ businesses.  To the knowledge of the Company, there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s or any of its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim.  As used herein, “Intellectual Property” means all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, plant variety protection applications, registered plant variety protection certificates, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.

(B)           The material Intellectual Property owned by the Company and its subsidiaries, and to the knowledge of the Company, the material Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and, to the knowledge of the Company, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim.

(C)           To the knowledge of the Company, there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company or any of its subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(D)          To the Company’s knowledge, no employee of the Company or any of its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company nor any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries, except as such violation would not result in a Material Adverse Effect.

(E)           To the Company’s knowledge, all patents, trademarks, patent variety protection registrations, or any other registrations protecting the Company’s material Intellectual Property are in full force and effect, and all annuities and/or maintenance fees associated with these registered protections have been timely paid.

(F)           To the Company’s knowledge, neither the Company nor any of its subsidiaries or any other party is in breach of or default under (or is alleged to be in breach of or default under), or has provided or received any notice of breach or default of or any intention to terminate, any agreement that is binding on the Company or relevant subsidiary and that is related to material transfers, confidentiality, any patent or patent applications, trade secrets, trademarks, trade names, plant variety protection applications, and/or registered plant variety protection certificates.

(G)           To the Company’s knowledge, the Company, its subsidiaries and the Company’s licensors have complied with all laws, rules, and regulations related to the filing, prosecution and maintenance of all patents, patent applications, trademarks, trade names, plant variety protection applications and/or registered plant variety protection certificates before the relevant governmental agencies.

(xxi)         No Violations or Defaults.  Neither the Company nor any of its subsidiaries is in violation of its respective charter, bylaws or other organizational documents, or in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which the Company or any of its subsidiaries is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.

(xxii)        Taxes.  The Company and its subsidiaries have timely filed all material domestic and foreign tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith.  There is no material pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any proposed liability for any material tax to be imposed upon the properties or assets of the Company or any of its subsidiaries for which there is not an adequate reserve reflected in the Company’s financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(xxiii)       Exchange Listing and Exchange Act Registration.  The Offered ADSs and the Underlying Shares have been approved for listing on the NYSE upon official notice of issuance, the Argentine Shares have been approved for listing on the BYMA, and, on the date the Registration Statement and the F-6 Registration Statement became effective, the Company’s Registration Statement on Form 8-A or other applicable form under the Offered ADSs Exchange Act of 1934, as amended (the “Exchange Act”), became effective.  Except as previously disclosed to counsel for the Underwriters or as set forth in the Time of Sale Disclosure Package and the Prospectus, there are no affiliations with members of FINRA among the Company’s officers or directors or, to the knowledge of the Company, any five percent or greater stockholders of the Company or any beneficial owner of the Company’s unregistered equity securities that were acquired during the 180-day period immediately preceding the initial filing date of the Registration Statement.  Immediately after the issuance and sale of the Shares, the ADSs and the Argentine Shares as contemplated in this Agreement and in the Argentine Placement Agreement, and the conduct and consummation of the Preferential Subscription Transactions, no shares of preferred stock of the Company shall be issued or outstanding; and the issuance and sale of the Shares, the ADSs and the Argentine Shares as contemplated in this Agreement and in the Argentine Placement Agreement, and the conduct and consummation of the Preferential Subscription Transactions, will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company, except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(xxiv)      Ownership of Other Entities.  Other than the subsidiaries of the Company listed in Exhibit 21 to the Registration Statement and except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

(xxv)       Internal Controls.  The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that:  (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company’s internal control over financial reporting is effective and none of the Company, its board of directors and audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company or its subsidiaries who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  The Company’s board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

(xxvi)      No Brokers or Finders. Other than as contemplated by this Agreement and the Argentine Placement Agreement, the Company has not incurred and will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxvii)     Insurance.  The Company and each of its subsidiaries carries, or is covered by, insurance from reputable insurers in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and the properties of its subsidiaries and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or its business, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(xxviii)     Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Offered ADSs and the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not and, after giving effect to the offering and sale of the Offered ADSs and the application of the proceeds thereof, will not be, a “controlled foreign corporation” as defined by the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”).

(xxix)       Foreign Private Issuer Status.  The Company is a “foreign private issuer” (as defined in Rule 405 under the Securities Act) and eligible to use Form F‑1 in accordance with the General Instructions thereto.

(xxx)        Sarbanes-Oxley Act.  The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(xxxi)       Disclosure Controls.  The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring (i) that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities; (ii) have been evaluated by management of the Company for effectiveness; and (iii) are effective in all material respects to perform the functions for which they were established.  The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement and the F-6 Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(xxxii)      Anti-Bribery and Anti-Money Laundering Laws.  Each of the Company, its subsidiaries, its affiliates and any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated, its participation in the offering will not violate, and the Company and each of its subsidiaries has instituted and maintains policies and procedures designed to ensure continued compliance with, and the operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with, each of the following laws:  (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope, and (B) applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder (collectively, the “Money Laundering Laws”).  There are no current or, to the knowledge of the Company, pending, legal, governmental or regulatory actions, suits or proceedings by or before any court or governmental agency (x) to which the Company or any of its subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary, which is related to anti-bribery laws or Money Laundering Laws.

(xxxiii)     OFAC.

(A)          Neither the Company nor any of its subsidiaries, nor any or their directors, officers or employees, nor, to the Company’s knowledge, any agent, affiliate, representative or person acting on behalf of the Company or its subsidiaries, is an individual or entity that is, or is owned or controlled by an individual or entity that is:

(1)           the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor

(2)            located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Crimea, Venezuela, Iran, Libya, North Korea, Sudan and Syria).

(B)           Neither the Company nor any of its subsidiaries will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity:

(1)            to finance or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such financing or facilitation, is the subject of Sanctions; or

(2)            in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).

(C)           For the past five years, neither the Company nor any of its subsidiaries has knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(xxxiv)     Compliance with Environmental Laws.  Neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.  Neither the Company nor any of its subsidiaries anticipates incurring any material capital expenditures relating to compliance with Environmental Laws.

(xxxv)      Compliance with Occupational Laws.  The Company and each of its subsidiaries (A) is in compliance, in all material respects, with any and all applicable domestic and foreign laws, rules, regulations, treaties, statutes and codes promulgated by any and all Governmental Authorities relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval.  No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(xxxvi)     Employee Benefits Matters.  Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, and, to the knowledge of the Company, no event has occurred and no condition exists that would subject the Company to any material tax, fine, lien, penalty or liability imposed by any applicable law relating to Employee Benefit Plans.  Each Employee Benefit Plan (A) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (B) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Employee Benefit Plans, adequate reserves therefor have been established on the accounting statements of the Company or its applicable subsidiary.  Neither the Company nor any of its subsidiaries has any material obligation to provide health, retirement, death or disability benefits to any of the present or past employees of the Company, its subsidiaries, or to any other person, other than as provided by applicable law.  As used in this Agreement, “Employee Benefit Plan” means any employee benefit plan, program, agreement or arrangement, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, under which (x) any current or former employee, director or independent contractor of the Company or its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective subsidiaries or (y) the Company or any of its subsidiaries has had or has any present or future obligation or liability.

(xxxvii)    Business Arrangements.  Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its products to any other person and is not bound by any agreement that affects the exclusive right of the Company or such subsidiary to develop, manufacture, produce, assemble, distribute, license, market or sell its products.

(xxxviii)   Labor Matters.  Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to any employees of the Company or its subsidiaries.  No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(xxxix)     Restrictions on Subsidiary Payments to the Company.  No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Time of Sale Disclosure Package and the Prospectus.

(xl)          Statistical Information and Trials.  Any third-party opinions, analyses, forecasts, and statistical and market-related data included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and the Company has obtained the written consent to the use of such information from such sources to the extent required.  The studies, tests and trials conducted by or on behalf of the Company and its subsidiaries were and, if still pending, are being conducted in compliance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all applicable laws and authorizations, except where the failure to be in compliance has not resulted and would not reasonably be expected to result in a Material Adverse Effect; the descriptions of the results of such studies, tests and trials contained in the Time of Sale Disclosure Package and the Prospectus are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the Time of Sale Disclosure Package and the Prospectus when viewed in the context in which such results are described and the state of development; and the Company and its subsidiaries have not received any notices or correspondence from any applicable governmental authority requiring the termination, suspension or material modification of any studies, tests or trials conducted by or on behalf of the Company or its subsidiaries

(xli)         Forward-looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xlii)        Payments in Foreign Currency; Restrictions on Distributions; Absence of Exchange Controls.  Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, under the current laws and regulations of the Company’s jurisdiction of incorporation, all dividends and other distributions declared and payable on the Ordinary Shares may be paid by the Company to the holder thereof in United States Dollars and freely transferred to holders of the Ordinary Shares and the Offered ADSs regardless of jurisdiction of residence, and such holders (including holders of ADSs representing Ordinary Shares) will not be subject to income, withholding or other taxes under the laws and regulations of the Company’s jurisdiction of incorporation or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Company’s jurisdiction of incorporation or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Company’s jurisdiction of incorporation or any political subdivision or taxing authority thereof or therein.  Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, no exchange control authorization or any other authorization, approval, consent or license of any Governmental Authority is required for the payment of Argentine pesos by the Company to the Depositary pursuant to the terms of the Deposit Agreement or the conversion of such pesos into United States Dollars or the payment of such United States Dollars to the holders of ADSs.

(xliii)       No Immunity.  Neither the Company nor its assets has any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Argentina or any political subdivision thereof, (ii) the United States or the State of New York, or (iii) any jurisdiction in which the Company or any of its subsidiaries owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to itself or its property and assets or this Agreement.

(xliv)       Stamp Taxes.  Except as otherwise disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no stamp or other issuance or transfer taxes or duties or other similar fees or charges and no capital gains, income, withholding or other taxes required to be paid by or on behalf of the several Underwriters in the Company’s jurisdiction of incorporation or any political subdivision or taxing authority thereof or therein in connection with the (A) deposit by the Company with the Depositary of Underlying Shares against the issuance of the ADRs evidencing the ADSs representing such Underlying Shares, (B) issuance of ADRs representing the Offered ADSs to the several Underwriters, (C) sale and delivery by the several Underwriters of the Offered ADSs as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus (D) the Preemptive Rights Assignment or the Preemptive Rights Exercise or (D) execution, delivery and performance of this Agreement or the Depositary Agreement or any payment to be made pursuant hereto or thereto.

(xlv)        PFIC Status.  The Company (A) was not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder for it most recently completed taxable year, (B) does not expect to become a PFIC for the Company’s current taxable year and (C) has no plan or intention to conduct its business in a manner that reasonably could be expected to result in the Company becoming a PFIC in the future.

(xlvi)       Certain Legal Matters.  The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Company’s jurisdiction of incorporation and will be honored by courts located therein.  The Company has the power to submit, and pursuant to Section 13 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the exclusive jurisdiction of the courts provided for in Section 13 hereof, and the Company has the power to designate, appoint and authorize, and pursuant to Section 13 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, the Authorized Agent (as defined below) for service of process in any action arising out of or relating to this Agreement, any preliminary prospectus, the Prospectus, the Registration Statement or the Offered ADSs, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 13 hereof.  Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, any final judgment for a fixed sum of money rendered by a New York Court (as defined below) having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement would be recognized and enforced by courts located in the Company’s jurisdiction of incorporation.  The laws of the Company’s jurisdiction of incorporation permit an action to be brought in a court of competent jurisdiction therein to recognize and declare enforceable a final and enforceable judgment of a New York Court of a sum certain against and respecting the obligations of the Company under this Agreement or the Deposit Agreement that is not impeachable as void or voidable under the internal laws of the State of New York, provided that (i) the requirements of Articles 517 through 519 of the Argentine Federal Civil and Commercial Procedure Code are met as follows if enforcement is sought before federal courts or courts with jurisdiction in commercial matters of the City of Buenos Aires:  (a) the judgment must be valid and final in the jurisdiction where rendered and issued by a competent court in accordance with the Argentine principles regarding international jurisdiction and resulted from a personal action, or an in rem action with respect to personal property which was transferred to Argentine territory during or after the prosecution of the action, (b) the Company must have been personally served with the summons and, in accordance with due process of law, given an opportunity to defend against the action, (c) the judgment must be valid in the jurisdiction where rendered, (d) the authenticity of the judgment must be established in accordance with the requirements of Argentine law, (e) the judgment must not violate the principles of public policy of Argentine law, and (f) the judgment must not be contrary to a prior or simultaneous judgment of an Argentine court or (ii) the requirements of Articles 269 through 271 of the Procedure Code of the Province of Santa Fe (approved by Law No. 5,531, as amended) are met as follows if enforcement is sought before the provincial courts of the Province of Santa Fe: (1) the judgement must not invalidate the jurisdiction of the Argentine courts; (2) if the defendant was domiciled in Argentina, the judgment must have not been issued as a default judgment; (3) the judgment must be valid according to Argentine law and must not violate the principles of public policy (public order) in Argentina; (4) the judgement must be valid in the jurisdiction where rendered and its authenticity must be established in accordance with the requirements of Argentine law; (5) if the jurisdiction where the judgment was rendered includes any additional requirement to enforce judgements rendered in Argentina, the judgement must also comply with such additional requirements; and (6) judgements rendered in Argentina must be enforceable in the jurisdiction where the judgment was rendered.  This Agreement and the Deposit Agreement, upon due execution and delivery thereof, is or will be in proper legal form under the laws of Argentina for the enforcement thereof in Argentina against the Company, and to ensure the legality, validity, enforcement or admissibility of this Agreement, it is not necessary that this Agreement or any other document be filed, registered or recorded with or executed or notarized before any court or other authority; provided that in the event that any legal proceedings are brought in the courts of Argentina, an official Spanish translation by an authorized translator of any document in any language other than Spanish required in such proceedings is necessary; and any public document granted in any country other than Argentina, must be duly legalized before the competent Argentine Consulate and before the Ministry of Foreign Relations of Argentina, or if such country is part of the Convention Abolishing the Requirement of Legalization for Foreign Public Documents adopted at The Hague on October 5, 1961, must bear the “Apostille” provided in such Convention. The filing of claims with the Argentine judicial system is subject to the payment of a court tax to be paid by the person filing a claim. Such tax rate varies from one jurisdiction to another (the current court tax in the courts sitting in the City of Buenos Aires is levied at a rate of 3% of the amount claimed, in conformity with Article 2 of Argentine Law No. 23,898; the current court tax in the courts sitting in the Province of Santa Fe is also levied, for ordinary proceedings, at a rate of 3% of the amount claimed, in conformity with Articles 35 and 36 of Santa Fe Province Tax Law No. 3650. Furthermore, pursuant to Argentine Law No. 26,589 (as amended), certain mediation procedures must be exhausted prior to the initiation of lawsuits in Argentina (with the exception, among others, of bankruptcy and executory proceedings, which executory proceedings include the enforcement of foreign judgments, in which case mediation procedures remain optional for the plaintiff). A similar procedure, that is optional for the party trying to enforce a judgment obtained abroad in the Province of Santa Fe, may be followed as provided by Provincial Law No. 13,515 and its regulatory Decree No. 1747/2011 of the Province of Santa Fe.

(xlvii)      No Requirement to Qualify to do Business.  It is not necessary under the laws of the Company’s jurisdiction of incorporation that any holder of ADSs or Ordinary Shares or the several Underwriters should be licensed, qualified or entitled to carry on business therein, as the case may be, (i) to enable any of them to enforce their respective rights under this Agreement or the ADSs or Ordinary Shares or the offer or sale of the ADSs as described in the Time of Sale Disclosure Package or any other document to be delivered in connection herewith or therewith or (ii) solely by reason of the execution, delivery or performance of any such document.

(xlviii)     Argentine Prospectus.  No Argentine Prospectus contains any information that is, or could be deemed to be, material to an investment decision in the Offered ADSs, which information is not also included in the Preliminary Prospectus and the Prospectus.  The Argentine Prospectus, although in different format in accordance with the CNV’s regulation, contains substantially the same information as contained in the Preliminary Prospectus and the Prospectus.

(xlix)        Related-Party Transactions.  There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus that have not been described as required.

(l)            FINRA Matters.  All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Offered ADSs is true, complete, correct and compliant with FINRA’s rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules or NASD Conduct Rules is true, complete and correct.

(li)           Parties to Lock-Up Agreements.  The Company has furnished to the Underwriters a letter agreement in the form attached hereto as Exhibit A (the “Lock-Up Agreement”), from each of its shareholders other than the shareholders listed on Schedule V.  If any additional persons shall become directors or executive officers of the Company prior to the end of the Company Lock-up Period (as defined below), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as a director or executive officer of the Company, to execute and deliver to the Representatives a Lock-up Agreement.

(lii)          No Contract Terminations.  Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any preliminary prospectus, the Prospectus or any free writing prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or the F-6 Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof.

(liii)         Certain Contents in the Registration Statement.  The statements in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus under the headings “Risk Factors—Risks Related to Our Acquisitions—Certain of the Rizobacter shares are subject to a judicial injunction,” “Exchange Rates and Controls,” “Business—Legal Proceedings,” “Regulation,” “Description of Share Capital,” “Description of American Depositary Shares,” “Taxation,” “Legal Matters,” “Enforceability of Civil Liabilities” and “Anti-Money Laundering,” insofar as such statements summarize statutes, regulations, agreements or documents (or portions thereof) discussed therein, are accurate and fair summaries of such legal matters, proceedings, statutes, regulations, agreements or documents (or portions thereof) in all material respects.

(liv)         Accuracy of Exhibits.  There are no contracts or other documents which are required to be described in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement or the F-6 Registration Statement which have not been so described or filed as required.

(lv)          No Inconsistency.  The Registration Statement, the Time of Sale Disclosure Package and the Prospectus do not omit any material information about the Company’s operations and financial condition that is included in the Argentine Prospectus.

(lvi)         Argentine Legal Matters.  The statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, describing the laws, regulations and rules of Argentina, including Argentine tax laws, and legal conclusions with respect thereto, fairly and accurately summarize the matters referred to therein in all material respects.

(lvii)        No Market Stabilization or Manipulation.  Neither the Company nor any of its subsidiaries has taken nor will take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADS or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”) with respect to the Offered ADSs, with respect to the Offered ADSs, whether to facilitate the sale or resale of the Offered ADSs or otherwise, and has taken no action which would directly or indirectly violate Regulation M, and has not effected any sales of securities which are required to be disclosed in response to Item 701 of Regulation S‑K under the Securities Act which have not been so disclosed in the Registration Statement.

(b)           Effect of Certificates.  Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

3.             Purchase, Sale and Delivery of Offered ADSs.

(a)           Firm ADSs.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm ADSs to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule I hereto.  The purchase price for each Firm ADS shall be $[●] per ADS.  In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (d) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm ADSs specified in Schedule I.

(b)           Option ADSs.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters, severally and not jointly, an option to purchase all or any portion of the Option ADSs at the same purchase price as the Firm ADSs.  The option granted hereunder may be exercised in whole or in part at any time within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representatives to the Company setting forth the aggregate number of Option ADSs as to which the several Underwriters are exercising the option and the date and time, as determined by you, when the Option ADSs are to be delivered, but in no event earlier than the First Closing Date (as defined below) nor earlier than the second Business Day (as defined below) or later than the fifth Business Day after the date on which the option shall have been exercised if after the First Closing Date.  The number of Option ADSs to be purchased by each Underwriter shall be the same percentage as set forth in Schedule I opposite the name of such Underwriter.  No Option ADSs shall be sold and delivered unless the Firm ADSs previously have been, or simultaneously are, sold and delivered.  The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(c)           Payment and Delivery.   Delivery of certificates (or in book-entry form in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company) for the Firm ADSs to be purchased by the Underwriters and payment therefor shall be made at the offices of White & Case LLP (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York City time or such other time not later than 1:30 p.m. New York City time, on [●] or such other time not later than ten Business Days after such date as shall be agreed upon by the Representatives and the Company (the time and date of such closing are called the “First Closing Date”). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date,” shall be determined by the Representatives and shall not be earlier than three or later than five full Business Days after (as defined below) delivery of such notice of exercise. The Company agrees that the Depositary fees and transfer and stamp taxes payable in connection with the transfer of the Offered ADSs to the Underwriters shall be duly paid, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of funds to the account specified by the Company to the Representatives at least forty-eight hours in advance of the First Closing Date. The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any reasonable determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 8.  For the purposes of this Section 3, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

(d)           Public Offering of the Offered ADSs.  The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, their respective portions of the Offered ADSs as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

(i)            Payment for the Offered ADSs.  Payment for the Offered ADSs to be sold by the Company shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company.  It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm ADSs and any Optional ADSs the Underwriters have agreed to purchase.  Each of Jefferies LLC and Piper Jaffray & Co., individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Offered ADSs to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.  Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company.

(ii)           Delivery of the Offered ADSs. The Company shall deliver, or cause to be delivered to the Representatives for the accounts of the several Underwriters ADRs for the Firm ADSs at the First Closing Date, against release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The Company shall also deliver, or cause to be delivered to the Representatives for the accounts of the several Underwriters, ADRs for the Optional ADSs the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The ADRs for the Offered ADSs shall be registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the applicable Option Closing Date, as the case may be) at a location in New York City as the Representatives may designate.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

4.             Covenants.  The Company covenants and agrees with each Underwriter as follows:

(a)           Required Filings.  The Company will prepare and file a Prospectus with the Commission containing the Rule 430A Information omitted from the Preliminary Prospectus within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Rules and Regulations.  If the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act and the Rule 462(b) Registration Statement has not yet been filed and become effective, the Company will prepare and file the Rule 462 Registration Statement and a related registration statement on Form F-6 with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) and the Act.  The Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement, the ADS Registration Statement or the Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Offered ADSs by the Underwriters; and the Company will furnish the Representatives and counsel for the Underwriters a copy of any proposed amendment or supplement to the Registration Statement, the F-6 Registration Statement or the Prospectus and will not file any amendment or supplement to the Registration Statement, the F-6 Registration Statement or the Prospectus to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

(b)           Notification of Certain Commission Actions.  Within the time during which a prospectus (assuming the absence of Rule 172) relating to the Offered ADSs is required to be delivered under the Securities Act by an Underwriter or dealer, the Company shall promptly advise the Representatives in writing of:  (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or the F-6 Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Disclosure Package, any free writing prospectus or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement or the F-6 Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or the F-6 Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Disclosure Package or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Disclosure Package, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Offered ADSs from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes.  If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment.  Additionally, the Company agrees that it shall comply with all applicable provisions of Rule 424(b), Rule 433 and Rule 430A under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(c)           Continued Compliance with Securities Laws. (i)   Within the time during which a prospectus (assuming the absence of Rule 172) relating to the Offered ADSs is required to be delivered under the Securities Act by any Underwriter or dealer, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Offered ADSs as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Prospectus.  If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or the F-6 Registration Statement or to supplement the Prospectus (or if the Prospectus is not yet available to prospective investors, the Time of Sale Disclosure Package) to comply with the Securities Act, the Company promptly will (x) notify you of such untrue statement or omission, (y) amend the Registration Statement or the F-6 Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance and (z) notify you when any amendment to the Registration Statement or the F-6 Registration Statement is filed or becomes effective or when any supplement to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) is filed.

(ii)           If at any time following issuance of an issuer free writing prospectus or Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such issuer free writing prospectus or Written Testing-the-Waters Communication conflicted or would conflict with the information contained in the Registration Statement, the F-6 Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company (x) has promptly notified or promptly will notify the Representatives of such conflict, untrue statement or omission, (y) has promptly amended or will promptly amend or supplement, at its own expense, such issuer free writing prospectus or Written Testing-the-Waters Communication to eliminate or correct such conflict, untrue statement or omission, and (z) has notified or promptly will notify you when such amendment or supplement was or is filed with the Commission where so required to be filed.

(d)           Blue Sky Qualifications.  The Company shall take or cause to be taken all necessary action to qualify or register the Offered ADSs and the Underlying Shares for sale under (or obtain exemptions from the application of) the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered ADSs, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.

(e)           Provision of Documents.  The Company will furnish, at its own expense, to the Underwriters and counsel for the Underwriters copies of the Registration Statement (three of which will be signed and will include all consents and exhibits filed therewith), and to the Underwriters and any dealer the Time of Sale Disclosure Package, the Prospectus and any supplements and amendments thereto or to the Registration Statement or the F-6 Registration Statement as you may reasonably request.

(f)            Rule 158.  The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12‑month period beginning after the effective date of the Registration Statement (which, for purposes of this paragraph, will be deemed to be the effective date of the Rule 462(b) Registration Statement, if applicable) that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(g)           Payment and Reimbursement of Expenses. Without the prior written consent of the Company, and only if the transactions contemplated herein are consummated, the Company shall pay or cause to be paid (A) all expenses (including issue, transfer and other stamp taxes allocated to the respective transferees) incurred in connection with the issuance and delivery to the Depositary of the Underlying Shares and to the Underwriters of the Offered ADSs (including all reasonable and documented printing costs), (B)all out-of-pocket expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsels but, except as otherwise provided below, not including fees and out-of-pocket expenses of the Underwriters’ counsels) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto) and the F-6 Registration Statement, the Underlying Shares, the Offered ADSs and the ADRs related thereto, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and each preliminary prospectus, each Permitted Section 5(d) Communication, and all amendments and supplements thereto, and the printing, delivery, distribution and shipping of this Agreement and other underwriting documents, including all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered ADSs for offer and sale under the state securities or blue sky laws and the laws of any other applicable jurisdictions and, if requested by the Representatives, preparing and printing Blue Sky Memoranda (covering the states and other applicable jurisdictions) and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (C) the fees and expenses of the Depositary and any transfer agent or registrar (D) the costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Offered ADSs, including any related filing fees and the legal fees of, and disbursements by, counsels to the Underwriters subject to a maximum of $30,000 or, with the Company’s consent (not to be unreasonably withheld), such greater amount as necessary to reimburse the expenses incurred, (E) the fees and expenses associated with listing the Offered ADSs on the NYSE, (F) the cost and expenses of the Company relating to investor presentations on any “road show”, any Permitted Section 5(d) Communication or any Section 5(d) Oral Communication undertaken in connection with marketing of the Offered ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, notwithstanding the above, each Party, the Representatives, from one side, and the Company, for the other side, will bear its own costs and expenses associated to any road show as provided in section (F) above, and (G) all other costs and expenses of the Company incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. For the avoidance of doubt, if the transactions contemplated herein are not consummated or if this Agreement is terminated by the Representatives pursuant to Section 9 hereof or if the sale of the Offered ADSs provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all fees and out-of-pocket expenses (including but not limited to the fees and expenses of its counsels and the fees and expenses of any other independent experts retained by the Underwriters) incurred by the Underwriters and their designated affiliates in connection with their investigation, preparing to market and marketing of the Offered ADSs or in contemplation of performing their obligations hereunder, as separately agreed by the parties.

(h)           Use of Proceeds.  The Company shall apply the net proceeds from the sale of the Offered ADSs to be sold by it hereunder for the purposes set forth in the, Registration Statement, the Time of Sale Disclosure Package and in the Prospectus under the caption “Use of Proceeds” and will file such reports with the Commission with respect to the sale of the Offered ADSs and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

(i)            Preferential Subscription.  The Company will conduct and consummate the Preferential Subscription in accordance with the terms set forth in the Preliminary Prospectus, Registration Statement and Prospectus, and sell the Shares in accordance with the Preferential Subscription Documents and applicable law.

(j)            Company Lock Up.  During the period commencing on and including the date hereof and continuing through and including the 180th day following the date of the Prospectus (such period, as extended as described below, being referred to herein as the “Lock-up Period”), the Company will not, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion), directly or indirectly:  (i) offer to sell, pledge, announce the intention to sell, sell, contract to sell or lend, hypothecate or grant any security interest in, establish or sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, increase a put equivalent position (as defined in Rule 16a-1(h) under the Exchange Act), liquidate or decrease any call equivalent position (as defined in Rule 16a-1(b) under the Exchange Act) or in any other way transfer or dispose of, directly or indirectly, any options or warrants or other rights to acquire ADSs or Ordinary Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Ordinary Shares or ADSs or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Ordinary Shares or ADSs (“Related Securities”); (ii) enter into any swap, hedge or other arrangement or agreement that transfers, in whole or in part, any of the economic risk of ownership of the Ordinary Shares, ADSs or Related Securities, regardless of whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares, ADSs or Related Securities, in cash or otherwise; (iii) make any demand for, or exercise any right with respect to, the registration of any Ordinary Shares, ADSs or Related Securities or any securities convertible into or exercisable or exchangeable for Ordinary Shares, ADSs or Related Securities or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration; or (iv) file (or participate in the filing of) a registration statement or publicly disclose the intention to do any of the foregoing, provided, however, that the Company may (A) effect the transactions contemplated hereby and under the Argentine Placement Agreement and (B) issue ADSs, Ordinary Shares or options to purchase ADSs or Ordinary Shares, or issue ADSs or Ordinary Shares upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, but only if the holders of such ADSs or Ordinary Shares or options agree in writing with the Underwriters not to sell, offer, dispose of or otherwise transfer any such ADSs or Ordinary Shares or options during such Lock-up Period without the prior written consent of the Representatives (which consent may be withheld in its sole discretion).

(k)           Stockholder Lock-Ups.  The Company has caused to be delivered to you prior to the date of this Agreement a letter, in the form of Exhibit A hereto (the “Lock-Up Agreement”), from each of its shareholders other than the shareholders listed on Schedule V.  The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the Depositary and the transfer agent and registrar for the ADSs and the Ordinary Shares with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement following receipt by the Company of an acceptance letter in the form of Exhibit I hereto (the “Acceptance Letter”) accepting the Lock-Up Agreement dated on or before the date hereof.  If the Representatives, in their sole discretion, agree to release or waive the restrictions of any Lock-Up Agreement between an officer or director of the Company and the Representatives and provide the Company with notice of the impending release or waiver at least three business days before the effective date of such release or waiver, the Company agrees to announce the impending release or waiver by means of a press release substantially in the form of Exhibit B hereto, issued through a major news service, at least two business days before the effective date of the release or waiver.

(l)            No Market Stabilization or Manipulation.  The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Offered ADSs or any reference security with respect to the Offered ADSs, whether to facilitate the sale or resale of the Offered ADSs or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(m)          SEC Reports.  During the period of time after the first date of the public offering of the Offered ADSs as in the opinion of counsel for the Underwriters a prospectus relating to the Offered ADSs is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Offered ADSs by any Underwriter or dealer, the Company will file on a timely basis with the Commission such periodic and special reports as required by the Rules and Regulations.

(n)           Argentine Filings.  The Company will file any documents or reports with respect to the ADSs and the Underlying Shares required to be filed with the CNV, the BYMA and the Argentina Central Bank, if applicable, in the time period required for such filing.

(o)           Free Writing Prospectuses.  The Company represents and agrees that, unless it obtains the prior written consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered ADSs that would constitute an issuer free writing prospectus or that would otherwise constitute a free writing prospectus required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II.  Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an issuer free writing prospectus and has complied and will comply with the requirements of Rule 164 and Rule 433 of the Rules and Regulations applicable to any Permitted Free Writing Prospectus.  The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(p)           Filing of Underwriter Free Writing Prospectuses.  The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(q)           Emerging Growth Company.  The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of Offered ADSs within the meaning of the Securities Act and (B) completion of the 180-day restricted period referenced to in Section 4(j) hereof.

(r)            Waiver of Immunity.  To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) (x) from jurisdiction of any court of (i) Argentina or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to itself or its property and assets or this Agreement, or (y) from execution or enforcement of this Agreement and its obligations under this Agreement, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(s)           No Directed Selling Efforts.  The Company will not engage in any directed selling efforts within the meaning of Rule 902 of Regulation S under the Securities Act in connection with the Argentine Offering and the Argentine Offering is not required to be registered under the Securities Act.

(t)           Argentine Regulatory Filings.  The Company will use its best efforts to cause the Argentine Shares to be listed on the BYMA, file any documents or reports with respect to the ADSs and the Underlying Shares required to be filed with the CNV and the BYMA in the time period required for such filing.

(u)           Listing.  The Company will use its best efforts to list, subject to notice of issuance, the Offered ADSs on the NYSE.

(v)           Enforce Lock-Up Agreements.  During the Lock-up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of ADSs, Ordinary Shares or Related Securities or any of the other actions restricted or prohibited under the terms of the form of Lock-up Agreement.  In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers and directors and shareholders pursuant to Section 4(j) hereof.

(w)          Company to Provide Interim Financial Statements.  Prior to the First Closing Date and each applicable Option Closing Date, the Company will furnish the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

(x)            Deposit Agreement.  Prior to the First Closing Date and each applicable Option Closing Date, the Company agrees (i) to deposit the Offered ADSs with the Depositary in accordance with the provisions of the Deposit Agreement and will otherwise comply with the Deposit Agreement so that ADRs evidencing the Offered ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Offered ADSs and delivered to the Underwriters at the First Closing Date and each applicable Option Closing Date and (ii) to otherwise comply with the terms of the Deposit Agreement, including without limitation, the covenants set forth in the Deposit Agreement.

(y)           Tax Indemnity.  The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered ADSs and on the execution and delivery of this Agreement.

(z)            Transfer Agent.  The Company agrees to maintain a transfer agent and, if necessary under the jurisdiction of organization of the Company, a registrar for the Offered ADSs.

(aa)         Announcement Regarding Lock-Up.  The Company agrees to announce the Representatives’ intention to release any director or officer of the Company from any of the restrictions imposed by any Lock-Up Agreement, by issuing, through a major news service, a press release in form and substance satisfactory to the Representatives promptly following the Company’s receipt of any notification from the Representatives in which such intention is indicated, but in any case not later than the close of the second business day prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent the Representatives, on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement; and provided, further, that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of a Lock-Up Agreement in the form set forth as Exhibit A hereto.

5.             Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Option Closing Date (as if made at the First Closing Date and each Option Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)           Required Filings; Absence of Certain Commission Actions.  All filings required by Rules 424, 430A and 433 of the Rules and Regulations shall have been made in the manner and within the time period required by Rules 424 under the Securities Act (without reliance on Rule 424(b)(8) or Rule 164(b)); no stop order suspending the effectiveness of the Registration Statement or the F-6 Registration Statement or any part thereof or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the F-6 Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus or otherwise) shall have been complied with to your satisfaction.

(b)           Continued Compliance with Securities Laws.  No Underwriter shall have advised the Company that (i) the Registration Statement or the F-6 Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in your opinion, is material or omits to state a material fact which, in your opinion, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any issuer free writing prospectus contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c)           Absence of Certain Events.  Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities), or any material change in the short‑term or long‑term debt of the Company (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), the effect of which, in any such case described above, in your judgment, makes it impractical or inadvisable to offer or deliver the Offered ADSs on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus.  Subsequent to the execution and delivery of this Agreement, none of the following shall have occurred:  (i) trading in the ADSs shall have been suspended by the Commission or the NYSE, or trading in securities generally on the NYSE or the BYMA shall have been suspended, (ii) trading in the Ordinary Shares shall have been suspended by the BYMA, (iii) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or BYMA, by such Exchange or by order of the Commission or any other Governmental Authority having jurisdiction, (iv) a banking moratorium shall have been declared by U.S. or Argentine federal or New York state authorities, (v) there shall have occurred any major disruption of settlements of securities, payment or clearance services in the United States or Argentina, or (vi) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States or Argentina, any declaration by the United States or Argentina of a national emergency or war, any change in financial markets, any substantial change or development involving a prospective substantial change in United States, Argentina or international political, financial or economic conditions, or any other calamity or crisis that, in your judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Offered ADSs.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective.

(d)           No Downgrade.  On or after the Time of Sale (i) no downgrading shall have occurred nor any notices have been given of any intended or potential downgrading in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical organization,” as that term is defined by the Commission for purposes of Rule 436 under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock.

(e)           Opinion and negative assurance letter of Argentine Company Counsel.  On each of the First Closing Date and each Option Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of and a negative assurance letter from Marval, O’Farrell & Mairal, Argentine counsel for the Company, dated such First Closing Date and Option Closing Date and addressed to you in substantially the form attached hereto as Exhibit C.

(f)            Opinion and negative assurance letter of U.S. Counsel.  On each of the First Closing Date and each Option Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of and a negative assurance letter from Linklaters LLP, U.S. counsel for the Company, dated such First Closing Date and Option Closing Date and addressed to you in substantially the form attached hereto as Exhibit D.

(g)           Opinion of Regulatory Counsel. On each of the First Closing Date and each Option Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of [Cooley LLP, U.S.] counsel for the Company, and the opinion of [Dannemann, Siemsen, Brigler & Ipanema Moreira], Brazil regulatory counsel for the Company, each dated such First Closing Date and Option Closing Date and addressed to you in substantially the form attached hereto as Exhibit E.

(h)           Opinion of Depositary Counsel.  On each of the First Closing Date and each Option Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of White & Case LLP, counsel to the Depositary, dated such First Closing Date and Option Closing Date and addressed to you in substantially the form attached hereto as Exhibit F.

(i)            Opinion of IP Counsel. On each of the First Closing Date and each Option Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Sterne, Kessler, Goldstein & Fox P.L.L.C., special intellectual property counsel for the Company, dated such First Closing Date and Option Closing Date and addressed to you in substantially the form attached hereto as Exhibit G.

(j)            Opinion and negative assurance letter of Underwriters’ U.S. Counsel.  On each of the First Closing Date and each Option Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions or and a negative assurance letter from White & Case LLP, U.S. counsel for the Underwriters, dated such First Closing Date and Option Closing Date and addressed to you, with respect to such matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(k)            Opinion and negative assurance letter of Underwriters’ Argentine Counsel.  On each of the First Closing Date and each Option Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions or and a negative assurance letter from Bruchou, Fernández Madero & Lombardi, Argentine counsel for the Underwriters, dated such First Closing Date and Option Closing Date and addressed to you, with respect to such matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(l)            Comfort Letter.  On the date hereof and on the effective date of any post-effective amendment to the Registration Statement filed after the date hereof, you, as Representatives of the several Underwriters, shall have received from Price Waterhouse & Co. S.R.L., independent registered public accountants for the Company, letters for (i) the Company and (ii) Rizobacter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to AU-C Section 920 “Letters for Underwriters and Certain Other Requesting Parties” (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Disclosure Package, and each free writing prospectus, if any.

(m)          Bring-down Comfort Letter.  On each of the First Closing Date and each Option Closing Date the Representatives shall have received from Price Waterhouse & Co. S.R.L., independent registered public accountants for the Company, letters for (i) the Company and (ii) Rizobacter dated such date, in form and substance satisfactory to the Representatives, which letter shall:  (x) reaffirm the statements made in the letter furnished by them pursuant to Section 5(l), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and (y) cover certain financial information contained in the Prospectus.

(n)          Chief Financial Officer Certificate.  At the time of the execution of this Agreement and at each of the First Closing Date and Option Closing Dates, the Representatives shall have received a certificate of the Chief Financial Officer of the Company, dated as of such respective date, in form and substance satisfactory to the Underwriters.

(o)           Officers’ Certificate.  On each of the First Closing Date and each Option Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, a certificate, dated such First Closing Date and Option Closing Date and addressed to you, signed by the chief executive officer of the Company and by the chief financial officer of the Company, to the effect that:

(i)            The representations, warranties and covenants of the Company in this Agreement are true and correct with the same force and effect as though expressly made as of such First Closing Date and Option Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such First Closing Date and Option Closing Date; and

(ii)           No stop order or other order suspending the effectiveness of the Registration Statement, the F-6 Registration Statement or any part thereof or any amendment thereof or the qualification of the Offered ADSs for offering or sale, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body.

(p)           Depositary Certificate.  The Company and the Depositary shall have executed and delivered the Deposit Agreement and the Deposit Agreement shall be in full force and effect. The Depositary shall have furnished or caused to be furnished to you, as Representatives of the several Underwriters, certificates satisfactory to you evidencing the deposit with the Depositary or its nominee of the Underlying Shares being so deposited against issuance of ADRs evidencing the Offered ADSs to be delivered by the Company at such First Closing Date and Option Closing Date, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such Offered ADSs pursuant to the Deposit Agreement and such other matters related thereto as you may reasonably request.

(q)           Lock-Up Agreement.  The Underwriters shall have received all of the Lock-Up Agreements referenced in Section 4 and the Lock-Up Agreements shall remain in full force and effect on each of the First Closing Date and each Option Closing Date.

(r)           FINRA No Objections.  FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(s)            Other Documents.  The Company shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

(t)           Public Offering and Exchange Listings.  The Offered ADSs and the Underlying Shares to be delivered on such First Closing Date and Option Closing Date will have been approved for listing on the NYSE, subject to official notice of issuance, and the Argentine Shares shall have been approved for public offering by CNV and for listing on the BYMA.  The Company shall have instructed Caja de Valores to deposit such Underlying Shares following the Representatives’ written instructions.

(u)            No Legal Impediment to Sale.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any Argentine, United States or other regulatory authority that would, as of such Closing, prevent the offer or sale of the Offered ADSs to be sold at such Closing; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of such First Closing Date and Option Closing Date, prevent the offer or sale of the Offered ADSs to be sold at such Closing.

(v)           Rule 462(b) Registration Statement.  In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters.  The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6.             Indemnification and Contribution.

(a)           Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers, employees, agents and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages, expenses or liabilities, joint or several, to which such Underwriter or such affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Offered ADSs have been offered or sold or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof as contemplated below) arise out of or are based upon (A) (i)  any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430A Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, the F-6 Registration Statement, any preliminary prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus, any issuer information that the Company has used or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any Marketing Material, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement to the foregoing) or any road show as defined in Rule 433(h) under the Securities Act (a “road show”), (ii)  the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with any loss, claim, damage, liability, action, investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action to the extent, but only to the extent, arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company by the Representatives in writing, expressly for use in the Registration Statement, the F-6 Registration Statement, any preliminary prospectus, the Time of Sale Disclosure Package, any such free writing prospectus, any Marketing Material, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the information described as such in Section 6(b) below. The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)           Indemnification by the Underwriters.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its affiliates, employees, agents, directors and officers who signed the Registration Statement and F-6 Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, from and against any losses, claims, damages, expenses or liabilities to which the Company, or any such employee, agent, director, officer or controlling person may become subject, under the Securities Act the Exchange Act, or other federal or state statutory law or regulation or the laws or regulations of foreign jurisdictions where Offered ADSs have been offered or sold, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof as contemplated below) arise out of or are based upon (i)  any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430A Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, the F-6 Registration Statement, any preliminary prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus that the Company has used or filed, or is required to file, pursuant to Rule 433 of the Securities Act, any Section 5(d) Written Communication, or (ii)  the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the F-6 Registration Statement, Preliminary Prospectus, the Time of Sale Disclosure Package, such free writing prospectus, such Section 5(d) Written Communication or the Prospectus (or any such amendment or supplement), in reliance upon and in conformity with information relating to such Underwriter furnished to the Company by the Representatives in writing expressly for use therein, and will reimburse the Company or any such director, officer or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are incurred by the Company or such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided that the aggregate liability of each Underwriter set forth above under this Section 6(b) shall in no event exceed, in the aggregate, the net underwriting discounts and commissions received by such Underwriter with respect to the Offered ADSs purchased by it hereunder, after any taxes and expenses payable by such Underwriter; provided further, that the Underwriters shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform their respective obligations under Section 4(a) of this Agreement or is determined, by a final, nonappealable judgment by a court, that the losses, claims, damages or liabilities have resulted primarily from Company’s bad faith, gross negligence or willful misconduct. The Company hereby acknowledges that the only information that the Representatives have furnished to the Company expressly for use in the Registration Statement, the F-6 Registration Statement, Preliminary Prospectus, the Time of Sale Disclosure Package, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement to the foregoing) are the statements set forth in paragraphs [●] and [●] under the caption “Underwriting” in the Preliminary Prospectus and the Prospectus. The indemnity agreement set forth in this Section 6(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c)           Notice and Procedures.  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent such indemnifying party is not materially prejudiced as a proximate result of such failure (through the forfeiture of substantive rights or defenses) and shall not in any event relieve the indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement.  In case any such action is brought against any indemnified party, and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if in the sole judgment of the Representatives, it is advisable for the Underwriters to be represented as a group by separate counsel, the Representatives shall have the right to select separate counsel (in addition to local counsel) to represent the Representatives and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (x) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Representatives (in the case of counsel for the indemnified parties referred to in Section 6(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 6(b) above)) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d)           Contribution; Limitations on Liability; Non-Exclusive Remedy.  If the indemnification provided for in this Section 6 is unavailable or otherwise insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of the losses, claims, damages, expenses or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered ADSs pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations.

(e)           The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered ADSs pursuant to this Agreement shall be deemed to be in the same proportion as the total net proceeds from the Offered ADSs pursuant to this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d).  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions (net of any taxes and expenses payable by such Underwriter) received by such Underwriter with respect to the Offered ADSs purchased by it hereunder exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.  The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that might otherwise be available to any indemnified party at law or in equity.

(f)            Settlements.  The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment as stated in Section 6 (a) or (b), respectively.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(c) hereof, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

7.             Representations and Agreements to Survive Delivery.  All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Offered ADSs to and by the Underwriters hereunder and any termination of this Agreement.

8.             Substitution of Underwriters.

(a)           Obligation to Purchase Under Certain Circumstances.  If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm ADSs agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm ADSs in accordance with the terms hereof, and the amount of Firm ADSs not purchased does not aggregate more than 10% of the total amount of Firm ADSs set forth in Schedule I hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule I hereto except as may otherwise be determined by you) the Firm ADSs that the withdrawing or defaulting Underwriters agreed but failed to purchase.

(b)           Termination Under Certain Circumstances.  If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm ADSs agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm ADSs in accordance with the terms hereof, and the amount of Firm ADSs not purchased aggregates more than 10% of the total amount of Firm ADSs set forth in Schedule I hereto, and arrangements satisfactory to you for the purchase of such Firm ADSs by other persons are not made within 36 hours thereafter, this Agreement shall terminate.  In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(g) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm ADSs agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

(c)           Postponement of Closing.  If Firm ADSs to which a default relates are to be purchased by the non‑defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date, as the case may be, but in no event for longer than seven business days in order that the necessary changes, if any, to the Registration Statement, the Time of Sale Disclosure Package, the Prospectus or any other documents or arrangements may be effected.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 8.

(d)           No Relief from Liability.  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability, if any, in respect of such default.

9.             Termination.

(a)           Right to Terminate.  You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Option Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such First Closing Date and Option Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) trading or quotation in any of the Company’s securities shall have been suspended by the Commission or by the NYSE, or trading in securities generally on the NYSE or the BYMA shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges, (iv) trading in the Ordinary Shares shall have been suspended by the BYMA, (v) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or BYMA, by such Exchange or by order of the Commission or any other Governmental Authority having jurisdiction, (vi) a general banking moratorium shall have been declared by any of federal, New York or Argentine authorities, (vii) there shall have occurred any major disruption of settlements of securities, payment or clearance services in the United States or Argentina, or (viii) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States or Argentina, any declaration by the United States or Argentina of a national emergency or war, any change in financial markets, any substantial change or development involving a prospective substantial change in United States, Argentina or international political, financial or economic conditions, or any other calamity or crisis that, in your judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Offered ADSs.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective.

(b)           Notice of Termination.  If you elect to terminate this Agreement as provided in this Section 9, the Company shall be notified promptly by you by telephone, confirmed by letter.

(c)           Effect of Termination.  No party shall be relieved of any liability under this Agreement arising from any breach of its obligations hereunder occurring prior to termination of this Agreement as a result of the termination of this Agreement.

10.           Notices.  Except as otherwise provided herein, all communications hereunder shall be in writing and, (i) if to the Underwriters, shall be mailed via overnight delivery service or hand delivered via courier, to both (a) the Representatives c/o Jefferies LLC, 520 Madison Avenue New York, New York, 1002, Attention: Global Head of Syndicate and (b) the Representatives c/o Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota 55402, to the attention of Equity Capital Markets and separately, General Counsel, and (ii) if to the Company, shall be mailed or delivered to it at Bioceres S.A., Ocampo 210 bis, Predio CCT, Rosario, Santa Fe, Argentina, Attention:  Andrés Vacarezza, or in each case to such other address as the person to be notified may have requested in writing.  Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11.           Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6.  Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained.  The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Offered ADSs from any of the several Underwriters.

12.           Absence of Fiduciary Relationship.  The Company acknowledges and agrees that:  (a) the Representatives have been retained solely to act as an underwriter in connection with the sale of the Offered ADSs and that no fiduciary, advisory or agency relationship between the Company and the Representatives have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives have advised or are advising the Company on other matters; (b) the price and other terms of the Offered ADSs set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Representatives and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representatives have no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Representatives are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Representatives and the other Underwriters, and not on behalf of the Company; (e) it waives to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

13.          Governing Law; Waiver of Jury Trial; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  The Company agrees that any suit, action or proceeding against the Company arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in any Federal or state courts located in the City of New York, New York, U.S.A. (the “New York Courts”), and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or proceeding.  The Company irrevocably waives the right to demand the plaintiff to post a bond or guarantee in any proceeding against the Company arising out of or based upon this Agreement or the transactions contemplated hereby or in any action or proceeding to enforce or execute any judgment against the Company.  The Company has appointed Cogency Global Inc., 10 E. 40th Street, 10th Floor, New York, NY 10016, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein.  The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company.

14.           Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

15.           Judgment Currency.  The Company agrees to indemnify each Underwriter against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Underwriter is able to purchase U.S. dollars with the amount of the judgment currency actually received by the Underwriter.  The foregoing indemnity shall constitute a separate and independent obligation of the Company for any transaction or loss related to this Agreement, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.  The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.  The Company hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, the ability of the Company to satisfy its payment obligations hereunder in Argentine currency, pursuant to Section 765 of the Argentine Civil and Commercial Code and/or any other applicable regulations or general principles under Argentine law. The Company hereby waives, to the fullest extent permitted by law, the right to invoke any defense of payment impossibility (including any defense under Section 1091 of the Argentine Civil and Commercial Code and/or any amendments and/or supplements to such regulations), impossibility of paying in U.S. dollars (assuming any liability for any force majeure or act of God), or right to pay in other currency other than U.S. dollars, including, without limitation, any legal currency in Argentina.  The Company further agrees that, notwithstanding any applicable restriction or prohibition on access to the foreign exchange market in Argentina, any and all amounts payable by the Company to the Underwriters and/or any indemnified party hereunder shall be paid in U.S. dollars. In the event of the existence of any such restriction or prohibition, the Company shall, at its own expense, obtain U.S. dollars to satisfy its payment obligations hereunder, to the extent permitted by applicable law, by: (i) purchasing, with Argentine pesos, of any series of Argentine public debt instruments denominated in U.S. dollars or any other public or private bond or tradable security issued in Argentina and denominated in U.S. dollars, and subsequent transfer and sale of any such security, outside of Argentina, in exchange for U.S. dollars; or (ii) purchasing U.S. dollars in New York City, London or any other city or market in which U.S. dollars may be purchased, with any legal tender; or  (iii) acquiring U.S. dollars through any other legal mechanism for the acquisition of U.S. dollars in any exchange market. In the event any of such transactions to obtain U.S. dollars is required to be undertaken by the Company, amounts due hereunder shall accrue interest until payment is made in U.S. dollars as set forth herein. Nothing contained herein shall relieve the Company of its obligation to make payments hereunder in U.S. dollars, for any reason whatsoever, including, without limitation, any of the following circumstances: (a) the purchase of U.S. dollars in Argentina is more onerous or burdensome for the Company than as of the date hereof; (b) the exchange rate in effect in Argentina increases significantly from the rate in effect as of the date of the date hereof; or (c) the ability of the Company to satisfy its payment obligations hereunder in Argentine pesos, pursuant to Section 765 of the Argentine Civil and Commercial Code sanctioned by Law No. 26,994 and/or any other applicable regulations or general principles under Argentine law.

16.           Payment Free and Clear.  All payments to be made by the Company under this Agreement shall be paid free and clear of any deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature (including any amounts that result from the payment of fees, compensation or reimbursement of costs contemplated in this Agreement or in the Deposit Agreement), imposed by the Republic of Argentina, or by any department, agency or other political subdivision or taxing authority thereof, and all interest, penalties or similar liabilities with respect thereto (collectively, “Argentine Taxes”).  If any Argentine Taxes are required by law to be deducted or withheld by the Company in connection with such payments, the Company will increase the amount paid so that the full amount of such payment is received by the several Underwriters.

17.           General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof, except the engagement letter agreement signed by and between the Company and Jefferies LLC dated October 6, 2017 shall remain in full force and effect.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[Signature Page Follows]

Please sign and return to the Company the enclosed duplicates of this Agreement whereupon this Agreement will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

Very truly yours,

Bioceres S.A.

By
Name
Title

Confirmed as of the date first
above mentioned, on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

JEFFERIES LLC

By
Managing Director

PIPER JAFFRAY & CO.

By
Managing Director

SCHEDULE I
Underwriter	Number of Firm ADSs (1)
Jefferies LLC	[_______]
Piper Jaffray & Co.	[_______]
Santander Investment Securities Inc.	[_______]
Mirabaud Securities LLP	[_______]

[_______]
Total. . . . . . . . . . . . . . . . . . . . . . . . . .

_________________
(1)
The Underwriters may purchase up to an additional [●] Option ADSs, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

1

SCHEDULE II

 Certain Permitted Free Writing Prospectuses

2

SCHEDULE III

 Pricing Information

Firm ADSs:  [●]

Option ADSs:  [●]

Price to the public:  $[●] per ADS

Price to the Underwriters:  $[●] per ADS
3

SCHEDULE IV

 Written Testing-the-Waters Communications

[●]
4

SCHEDULE V

 List of Individuals and Entities Not Executing Lock-Up Agreements

5

EXHIBIT A
 Form of Lock-Up Agreement

A-1

EXHIBIT B
Form of Company Press Release for Waivers or Releases
 of Officer/Director Lock-Up Agreements

Bioceres S.A.

[Date]

Bioceres S.A. (the “Company”) announced today that **Jefferies LLC and Piper Jaffray & Co. (the “Representatives”) are [waiving] [releasing] [a] lock-up restriction[s] with respect to an aggregate of **[# of American Depositary Shares representing # ordinary shares] held by certain [officers] [directors] of the Company.  These [officers] [directors] entered into lock-up agreements with the Representatives in connection with the Company’s initial public offering.

This [waiver] [release] will take effect on **[date that is at least 2 business days following date of this press release].

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.
B-1

EXHIBIT C
Form of Argentine Company Counsel Opinion

C-1

EXHIBIT D
 Form of U.S. Company Counsel Opinion

D-1

EXHIBIT E
 Form of US and Brazil Regulatory Counsel Opinion

E-1

EXHIBIT F
 Form of Depositary Counsel Opinion

F-1

EXHIBIT G
 Form of IP Counsel Opinion

G-1

EXHIBIT I
 Form of Acceptance of Lock-Up Agreements

Bioceres S.A.
Ocampo 210 bis
Predio CCT
Rosario, Santa Fe, Argentina

[DATE]

This is to inform you, in our capacity as the Representatives of the several Underwriters, residing at [●], that we accept the Lock-Up Agreements executed by the individuals and entities listed in Annex A attached hereto.

________________
For Underwriters
Title:
Date:
________________
For Underwriters
Title:
Date:
I-1